SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 2)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2012 (December 1, 2011)

Lufkin Industries, Inc.
(Exact name of registrant as specified in Charter)

Texas	000-02612	75-0404410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 South Raguet
Lufkin, Texas  75904
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code:  (936) 634-2211

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 6, 2011, Lufkin Industries, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion, on December 1, 2011, of the previously announced acquisition of substantially all of the assets of Quinn’s Oilfield Supply Ltd. (“Seller”) and all of the outstanding equity interests in (i) Quinn Pumps, Inc., (ii) Quinn Pumps [California] Inc., (iii) Grenco Energy Services Inc., and (iv) Grenco Energy Services Limited Partnership (each of the entities referenced in clauses (i) through (iv), the “Acquired Companies”), pursuant to an asset purchase agreement (the “Agreement”) dated as of September 6, 2011, between the Company and its wholly-owned subsidiary Quinn Pumps Canada Ltd., formerly known as Lufkin Pump Acquisition Ltd. (“Buyer”), and Seller, the Acquired Companies, the owners of Seller listed therein and the Seller Representative named therein.  On December 13, 2011 the Company filed an amendment to the Original Form 8-K (as amended, the “Amended Form 8-K”).

The Amended Form 8-K omitted the financial statements of the business acquired and the pro forma financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.  This amendment to the Amended Form 8-K is being filed to provide the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Seller and the Acquired Companies, as of February 28, 2011, February 28, 2010, and February 28, 2009 and for each of the years in the three years ended February 28, 2011, the notes thereto and the related independent auditors’ report of Deloitte & Touche LLP, are filed as Exhibit 99.1 to this report and incorporated herein.  The unaudited consolidated financial statements of Seller and the Acquired Companies, as of and for the six months ended August 31, 2011 and August 31, 2010 and the notes thereto, are filed as Exhibit 99.2 to this report and incorporated herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2010, unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2011, unaudited pro forma condensed combined balance sheet as of September 30, 2011 and the notes related thereto, are filed as Exhibit 99.3 to this report and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP.

99.1
Audited consolidated financial statements of Seller and the Acquired Companies, as of February 28, 2011, February 28, 2010, and February 28, 2009 and for each of the years in the three years ended February 28, 2011, the notes thereto and the related independent auditors’ report of Deloitte & Touche LLP.

99.2	Unaudited consolidated financial statements of Seller and the Acquired Companies, as of and for the six months ended August 31, 2011 and August 31, 2010 and the notes thereto.

99.3
Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2010, unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2011, unaudited pro forma condensed combined balance sheet as of September 30, 2011 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUFKIN INDUSTRIES, INC.

Date: February 14, 2012	/s/ Christopher L. Boone
Christopher L. Boone
Vice President/Treasurer/Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP.

99.1
Audited consolidated financial statements of Seller and the Acquired Companies, as of February 28, 2011 and February 28, 2010 and for each of the years in the three years ended February 28, 2011, the notes thereto and the related independent auditors’ report of Deloitte & Touche LLP.

99.2	Unaudited consolidated financial statements of Seller and the Acquired Companies, as of and for the six months ended August 31, 2011 and August 31, 2010 and the notes thereto.

99.3
Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2010, unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2011, unaudited pro forma condensed combined balance sheet as of September 30, 2011 and the notes related thereto.